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                                                                 Exhibit 99.1

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree as follows:

            (i) Each of them agrees that the Amendment No. 4 to Schedule 13D to which this Agreement is attached as an exhibit is filed on behalf of each of them.

            (ii) Each of them is responsible for the timely filing of such Amendment No. 4 to Schedule 13D and any further amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.


Dated: November 25, 2002     GOLDER, THOMA, CRESSEY, RAUNER
                             FUND IV, L.P.

                             By: GTCR IV, L.P., its General Partner

                             By: GOLDER, THOMA, CRESSEY, RAUNER, INC.,
                                  its General Partner

                             By: /s/ David A. Donnini
                                 -------------------------------------
                                 Name:  David A. Donnini
                                 Title: Principal


                             GTCR IV, L.P.

                             By: GOLDER, THOMA, CRESSEY, RAUNER,
                                 INC., its General Partner

                             By: /s/ David A. Donnini
                                 -------------------------------------
                                 Name:  David A. Donnini
                                 Title: Principal


                             GOLDER, THOMA, CRESSEY, RAUNER, INC.


                             By: /s/ David A. Donnini
                                 -------------------------------------
                                 Name:  David A. Donnini
                                 Title: Principal